UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:

April 11, 2019

(Date of earliest event reported)

Golden Queen Mining Co. Ltd.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-21777

British Columbia, Canada	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

#2300 – 1066 West Hastings Street, Vancouver, British Columbia, Canada, V6E 3X2

(Address of principal executive offices, including zip code)

(778) 373-1557

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On April 11, 2019, Golden Queen Mining Co. Ltd. (the “Registrant”) issued a press release entitled “GOLDEN QUEEN MAILS AND FILES ANNUAL GENERAL AND SPECIAL MEETING MATERIALS IN CONNECTION WITH THE PROPOSED TRANSACTION.” A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On April 11, 2019, the Registrant filed a Schedule 14A (which includes a proxy statement, the “Proxy Statement”) in connection with the annual general and special meeting (the “Meeting”) of holders of common shares to be held at #2300 – 1066 West Hastings Street, Vancouver, British Columbia at on May 13, 2019 at 10:00 a.m. (Pacific Time). At the Meeting, the Registrant’s shareholders will be asked to approve a proposed transaction involving the sale of 100% of the Company’s 50% ownership interest in the Soledad Mountain Project (the “Transaction”). The Proxy Statement is dated April 10, 2019 and is expected to be first sent or given to shareholders of the Registrant on or about April 15, 2019.

The Proxy Statement contains a summary of the Formal Valuation and Fairness Opinion dated April 5, 2019 with an effective date of April 1, 2019 prepared for the Special Committee of the Registrant by Ernst & Young LLP (the “Formal Valuation and Fairness Opinion”). Pursuant to applicable Canadian securities laws, the Formal Valuation and Fairness Opinion is required to be filed on SEDAR at www.sedar.com and on EDGAR at www.sec.gov by the Registrant. The summary of the Formal Valuation and Fairness Opinion contained in the Proxy Statement should be read in conjunction with, and is qualified in its entirety by, the Formal Valuation and Fairness Opinion filed as Exhibit 99.1 hereto, and the more detailed information related to the Transaction contained in the Proxy Statement, including the schedules attached thereto.

SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE REGISTRANT’S PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Additional Information and Where to Find It

The Proxy Statement and the Formal Valuation and Fairness Opinion has been filed on SEDAR at www.sedar.com and on EDGAR at www.sec.gov by the Registrant and will be available for inspection at the corporate offices of the Registrant at #2300 – 1066 West Hastings Street, Vancouver, BC, V6E 3X2 during regular business hours. Shareholders may also request a copy of the Proxy Statement and/or the Formal Valuation and Fairness Opinion from Golden Queen free of charge by contacting Brenda Dayton, Corporate Secretary, by telephone at 1-778-373-1557, or by email at info@goldenqueen.com. Copies of the Proxy Statement may also be obtained by contacting Laurel Hill Advisory Group, our proxy solicitation agent, by telephone at 1-877-452-7184, or by email at assistance@laurelhill.com.

This current report may be deemed to be solicitation material.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Formal Valuation and Fairness Opinion
99.2*	Press Release of Golden Queen Mining Co. Ltd.

*	Furnished to not filed with the SEC pursuant to Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN QUEEN MINING CO. LTD.

Date: April 11, 2019

	By:	/s/ Brenda Dayton
Brenda Dayton Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Formal Valuation and Fairness Opinion
99.2*	Press Release of Golden Queen Mining Co. Ltd.

*	Furnished to not filed with the SEC pursuant to Item 7.01 above.